                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): January 4, 2000

                                  OMTOOL, LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


     Delaware                        0-22871                       02-0447481
 ---------------                    -------------               --------------
(State or other jurisdiction         (Commission                (IRS Employer
   of Incorporation)                 File number)            Identification No.)


                        8 INDUSTRIAL WAY, SALEM, NH 03079
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (603) 898-8900

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 4, 2000, pursuant to an Agreement for the Sale and Purchase of Certain Business and Assets between International Presence PLC ("IPP") and Omtool Europe Limited ("Omtool Europe"), Omtool, Ltd. (collectively with Omtool Europe, "Omtool"), Omtool sold to IPP certain business assets consisting of intellectual property, goodwill, customer lists, customer contracts, equipment and other assets related to the Company's software products and third party hardware products for facsimile and other communications applications for the IBM AS/400 product line (the "AS/400 Assets"). The sale price for the AS/400 Assets was $600,000 in cash payable in four equal installments, with the first payment on January 4, 2000 and the remaining payments in April, July and October of 2000. The purchase price for the AS/400 Assets was determined through arms' length negotiations between management of IPP and management of Omtool.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

             The accompanying pro forma consolidated balance sheet as of September 30, 1999 assumes that Omtool sold its AS/400 Assets to IPP on the last reported balance sheet date, September 30, 1999. The accompanying pro forma consolidated Statements of Operations for the for the year ended December 31, 1998 and for the nine month period ended September 30, 1999, assume the sale of the AS/400 Assets took place on January 1, 1998. The pro forma consolidated Statements of Operation do not include the effect of the loss from Omtool's sale of the AS/400 Assets to IPP.

             The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the sale of AS/400 Assets occurred during the periods presented, or which may be reported in the future.

             The accompanying pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto for Omtool.

             The following unaudited consolidated pro forma financial statements are included as Exhibit 99.1 to this report and are incorporated herein by reference:

                    Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999

                    Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

                    Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

                    Notes to Unaudited Pro Forma Combined Financial Information

         (c) EXHIBITS.

             EXHIBIT NO.   DESCRIPTION
             -----------   -----------
             2.1           Agreement for the Sale and Purchase of Certain
                           Business and Assets dated December 1999 by and between International Presence PLC, and Omtool
                           Europe Limited and Omtool, Ltd.

             99.1 Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999

                           Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

                           Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

                           Notes to Unaudited Pro Forma Combined Financial Information

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                  OMTOOL, LTD.

Date: January 19, 2000

                                                  By: /s/ Adrian A. Peters
                                                     --------------------------
                                                     Adrian A. Peters
                                                     President, Chief Executive
                                                     Officer and Chief
                                                     Operating Officer

                                  EXHIBIT INDEX

Exhibit
  No.      Description
-------    -----------
2.1 Agreement for the Sale and Purchase of Certain Business and Assets dated December 1999 by and between International Presence PLC, and Omtool Europe Limited and Omtool, Ltd.

99.1       The following unaudited consolidated pro forma financial statements:

               Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999

               Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

               Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

               Notes to Unaudited Pro Forma Combined Financial Information